SUPPLEMENT DATED MAY 1, 1997
                              TO THE PROSPECTUS OF

                       Franklin California Tax-Free Trust
                          (Franklin California Insured
                        Tax-Free Income Fund and Franklin
                        California Tax-Exempt Money Fund)
                             dated November 1, 1996

I. Effective June 1, 1997, the section "Sales Charge Waivers" under "How Do I Buy Shares? - Insured Fund - Sales Charge Reductions and Waivers" is amended to delete category 4, in its entirety.

II. The following paragraph is added under "How Do I Sell Shares?":

 Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. Please notify us in writing if you do not want this option to be available on your account. If you later decide you would like this option, send us written instructions signed by all account owners, with a signature guarantee.